SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                           __________________________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: October 26, 2000



                              ELSINORE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



                                     Nevada
                         (State or Other Jurisdiction of
                          Incorporation or Organization)



              001-07831                                 88-0117544
      (Commission File Number)                       (I.R.S. Employer
                                                    Identification No.)


                               202 Fremont Street
                             Las Vegas, Nevada 89101
               (Address of Principal Executive Offices) (Zip Code)



                                 (702) 385-4011
                         (Registrant's telephone number,
                              including area code)


Item 5. Other Events.

On October 6, 2000, Palm Springs East, Limited Partnership ("PSELP"), a subsidiary of Elsinore Corporation, a Nevada corporation ("Elsinore"), entered into a release and settlement agreement (the "Agreement") with the 29 Palms Band of Mission Indians (the "Tribe") regarding the settlement of a promissory note (the "Note") owed by the Tribe to PSELP. The Note was originally entered into by and between PSELP and the Tribe on October 8, 1996 for the aggregate amount of Nine Million Dollars ($9,000,000). Pursuant to the terms of the Agreement the Tribe is required to pay PSELP an aggregate amount of Three Million Five Hundred Thousand Dollars ($3,500,000).

In addition, pursuant to the terms of the Agreement, PSELP and the Tribe agreed to release each other and their respective affiliates from any and all liability, obligations rights, claims demands, actions or causes of action relating to the Note.

A copy of the Agreement is filed as Exhibit 10.57 to this Report and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits

10.57 Release and Settlement Agreement, dated as of October 6, 2000, by and between the Palm Springs East, Limited Partnership and the 29 Palms Band of Mission Indians.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ELSINORE CORPORATION


Date:  October 26, 2000                     By:  /s/ S. Barton Jacka
                                                 S. Barton Jacka
                                                 Secretary, Treasurer and
                                                 Principal Accounting Officer



                                Index to Exhibits


Exhibit                              Description
-------                              -----------
10.57 Release and Settlement Agreement, dated as of October 6, 2000, by and between the Palm Springs East, Limited Partnership and the 29 Palms Band of Mission Indians.


                                  EXHIBIT 10.57

                        RELEASE AND SETTLEMENT AGREEMENT

This Release and Settlement Agreement ("Agreement") is made and entered into this 6th day of October, 2000, by and among Palm Springs East, Limited Partnership ("PSELP") and the 29 Palms Band of Mission Indians (the "Tribe").

RECITALS

A. On October 8, 1996, the Tribe executed a promissory note in the principal amount of NINE MILLION DOLLARS ($9,000,000.00) whereby the Tribe agreed to make payments pursuant to the terms set forth therein ("Promissory Note").

B. The Tribe has made certain payments to PSELP since October 8, 1996; however, a substantial amount of the principal remains due and owing pursuant to the Promissory Note.

C. In order to avoid the uncertainties, inconvenience and expense of any disputes over future payments made under the Promissory Note, the parties desire to enter into this Agreement in full settlement and discharge of amounts due and owing and any other claims pursuant to the Promissory Note, upon the terms and conditions set forth below.

                                    AGREEMENT

The parties to this Agreement, by and through their attorneys, intending to be legally bound and in consideration of the mutual covenants and provisions set forth herein, the receipt of which by each party to this Agreement is hereby acknowledged, agree as follows:

1.0  GENERAL RELEASE AND DISCHARGE

1.1 For and in consideration of the mutual releases and other consideration set forth in Section 2, receipt of which is hereby acknowledged, each party hereby releases and forever discharges and acquits the other party and its respective affiliates, directors, officers, stockholders, members, employees, servants, successors, assigns, agents, subsidiaries, parents, divisions, and insurers from any and all liability, obligations, rights, claims, demands, actions or causes of action of whatsoever kind or character arising out of or related to the Promissory Note and Settlement Agreement between the parties dated March 29, 1996, which have been or could have been asserted by either of the parties to this Agreement.

1.2 In conjunction with the General Release and Discharge, each party expressly waives all of their respective rights under California Civil Code 1542, which provides:

A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

2.0  CONSIDERATION

Concurrently with the execution of this Agreement, the Tribe shall pay to PSELP the sum of THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($3,500,000.00).

3.0  COMPROMISE

It is understood and agreed that the provisions set forth in this Agreement for consideration, release, and discharge are not to be construed as admissions of liability on the part of any party to this Agreement.

4.0  ATTORNEYS' FEES AND COSTS

Each party hereto shall bear all attorneys' fees and costs arising from the actions of its own counsel in connection with this Agreement, and the matters and documents referred to herein. In any dispute involving the enforcement of this Agreement, the prevailing party shall be entitled to recover in addition to all other remedies it may have, its attorney's fees and all other costs and expenses incurred therein.

5.0  WAIVER OF SOVEREIGN IMMUNITY; STATE COURT AS FORUM

The Tribe hereby expressly and unequivocally waives its sovereign immunity for purposes of PSELP enforcing its rights and remedies under this Agreement. The Tribe further agrees that any action concerning enforcement of PSELP's rights and remedies under this Agreement shall be brought in California State Court and that the Tribe expressly waives the right to have any disputes pursued in the Tribal Court.

6.0  REPRESENTATION OF COMPREHENSION OF DOCUMENT

In entering into this Agreement, both parties represent that they have relied upon the advice of their attorney, who is the attorney of their own choice, concerning the legal consequences of this Agreement; that the terms of this Agreement have been completely read and explained to each party by their attorney; and that the terms of this Agreement are fully understood and voluntarily accepted by each party.

7.0  WARRANTY OF CAPACITY TO EXECUTE AGREEMENT

Each party represents and warrants that no other person or entity has any interest in the claims, demands, obligations, or causes of actions referred to in this Agreement, except as otherwise set forth herein; that they have the sole right and exclusive authority to execute this Agreement and receive the sums specified in it; that the individuals executing this Agreement have lawful authority and good right to execute the same; and that they have not sold assigned, transferred, conveyed or otherwise disposed of any of the claims, demands, obligations or causes of action referred to in this Agreement.

8.0  GOVERNING LAW

This Agreement shall be construed and interpreted in accordance with the laws of the State of California.

9.0  EXECUTION OF MULTIPLE COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signature of all of the parties reflected hereon as the signatories. The parties agree that, upon execution, the counterparts of the Agreement may be delivered by facsimile, with the original counterpart to be promptly delivered by regular mail.

10.0  ENTIRE AGREEMENT AND SUCCESSORS IN INTEREST

This Agreement contains the entire agreement between the parties with regard to the matters set forth in it and shall be binding upon and inure to the benefit of the parents, successors, agents, stockholders, employees, members, servants, subsidiaries, divisions, and assigns of each.

11.0  EFFECTIVENESS

This Agreement shall become effective immediately following execution by each of the parties.


DATED: 10/6/00                     PALM SPRINGS EAST,
                                   LIMITED PARTNERSHIP

                                   By    /s/ S. Barton Jacka
                                   Its:  President



DATED: 10/5/00                     29 PALMS BAND OF
                                   MISSION INDIANS


                                   By    /s/ Dean Mike
                                   Its:______________________